Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Prepayments and Other Current Assets
Prepayments for revenue sharing cost	[1]	¥ 542,971		¥ 462,883
Prepayments for content cost		226,500		130,619
Prepayments for sales tax		157,244		80,487
Interest income receivable		93,688		26,812
Inventories, net		69,914		55,032
Loans to investees or ongoing investments		64,463		84,075
Prepayments of marketing and other operational expenses		53,246		33,198
Prepayments/receivables relating to jointly invested content		43,838		44,951
Deposits		26,301		20,447
Prepayments to inventory suppliers		9,058		12,901
Others		28,678		39,446
Total		¥ 1,315,901	$ 189,017	¥ 990,851

[1]	App stores retain commissions on each purchase made by the users through the App stores. The Group is also obligated to pay ongoing licensing fees in form of royalties to the third-party game developers. Licensing fees consist of fees that the Group pays to content owners for the use of licensed content, including trademarks and copyrights, in the development of games. Licensing fees are either paid in advance and recorded on the balance sheet as prepayments or accrued as incurred and subsequently paid. Additionally, the Group defers the revenue from licensed mobile games over the estimated average playing period of paying players given that there is an implied obligation to provide on-going services to end-users. The related direct and incremental platform commissions as well as game developers’ licensing fees are deferred and reported in “Prepayments and Other Current Assets” on the consolidated balance sheets.